Rule 497(e)
                                                             File No. 333-01153


                            SCHWAB SELECT ANNUITY(R)

                         SUPPLEMENT DATED JULY 18, 2005
                   To the Prospectus dated May 1, 2005 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company

Please note the following changes to your Prospectus.

The Board of Trustees of AIM Variable Insurance Funds approved a change to the AIM High Yield Fund's investment objectives and strategy. Due to this change, the following replaces in its entirety the information appearing in the prospectus, page 12, regarding the investment objectives for the AIM V.I. High Yield Fund:

 "The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings. The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest in credit derivatives. Any percentage limitations with respect to assets of the fund are applied at the time of purchase."

In addition, the Board of Trustees of AIM Variable Insurance Funds approved certain fee changes. Appendix D--Expenses of Each Sub-Account's Underlying Portfolio of your prospectus should be updated to reflect the following, new information:

Name of Fund                Management     Other Fees   12b-1 Fees     Total Portfolio    Total Fee    Total Portfolio
                            Fees                                       Expenses before    Waivers      Expenses
                                                                      Fee Waivers                     After Fee Waivers

AIM V.I. Core Stock Fund      0.75%            0.46%         0%           1.21%              0.30%       0.91%(1)(,)(2)
AIM V.I. High Yield Fund(3)   0.62%            0.42%         0%           1.04%              0.09%       0.95%(4)

This Supplement must be accompanies by or read in conjunction with the current Prospectus, dated May 1, 2005.

               Please keep this supplement for future reference.



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(1) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit state above: (i) interest; (ii) taxes, (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees, and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through June 30, 2006.
(2) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. This agreement is reflected in the Total Fee Waiver.
(3) AIM V.I. High Yield Fund was closed to new Contributions and Transfers effective April 29, 2005.
(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.95% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit state above: (i) interest; (ii) taxes, (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees, and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through June 30, 2006.